Exhibit 6

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

CFM Corporation (the "Company") is filing its annual report on Form 40-F for the fiscal year ended September 27, 2003 (the "Report") with the U.S. Securities and Exchange Commission.

I, Colin M. Adamson, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Colin M. Adamson
Colin M. Adamson
Chairman and Chief Executive Officer
February 12, 2004

Exhibit 6

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

CFM Corporation (the "Company") is filing its annual report on Form 40-F for the fiscal year ended September 27, 2003 (the "Report") with the U.S. Securities and Exchange Commission.

I, J. David Wood, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. David Wood
J. David Wood
Vice President and Chief Financial Officer
February 12, 2004